UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
May 17, 2011
Date of Report (Date of earliest event reported)
Medicis Pharmaceutical Corporation
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	001-14471 (Commission File Number)	52-1574808 (IRS Employer Identification Number)
7720 North Dobson Road
Scottsdale, Arizona 85256
(Address of principal executive offices) (Zip Code)
(602) 808-8800
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.
(e) On May 17, 2011, at the 2011 Annual Meeting of Stockholders (the “Annual Meeting”) of Medicis Pharmaceutical Corporation (the “Company”), upon recommendation of the Company’s Board of Directors (the “Board”), the stockholders of the Company approved the Company’s Amended and Restated 2006 Incentive Award Plan (the “Plan”). The Stock Option and Compensation Committee of the Board, as administrator of the Plan, and the Board previously authorized the adoption of the Plan on March 30, 2011. The Plan amends and restates in its entirety the Medicis 2006 Incentive Award Plan, as amended, which originally became effective as of stockholder approval of the plan on May 23, 2006, and incorporates all subsequent amendments through the amendments approved by the stockholders at the Annual Meeting.
     The amendments (that are part of the Plan) approved by the Company’s stockholders include: (i) increasing the number of shares that may be issued under the Plan by 1,000,000 shares; (ii) prohibiting the payment of dividend equivalents with respect to performance-based awards unless and until the performance conditions are satisfied and the award vests; and (iii) clarifying the prohibition on repricing of awards. The amendments increase the number of shares that may become issuable under the Plan from 5,416,511 shares to 6,416,511 shares, plus any other shares that may be added back to the Plan due to cancellation, termination, expiration, surrender or forfeiture of any award under the Plan and certain prior plans. Approval of the Plan by our stockholders also is considered approval of the material terms of the performance goals specified under the Plan for an additional five years for purposes of Section 162(m) of the Internal Revenue Code, as amended.
     A more detailed summary of the principal features of the Plan can be found in Item 5 of the Company’s proxy statement (the “Proxy Statement”) for the Annual Meeting filed with the Securities and Exchange Commission on April 6, 2011. The descriptions of the Plan contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the Plan, which was filed as Appendix A to the Proxy Statement and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.
(a) The Company held its Annual Meeting on May 17, 2011.
(b) At the Annual Meeting, the stockholders of the Company:
     (1) Elected the three nominated directors for a three-year term expiring at the 2014 annual meeting of stockholders, with voting results as follows:

	For	Against	Abstain	Broker Non-Votes
Spencer Davidson	47,779,335	2,717,442	60,168	5,224,979
Stuart Diamond	49,431,773	1,065,085	60,087	5,224,979
Peter S. Knight, Esq.	48,761,034	1,736,179	59,732	5,224,979
     Directors continuing in office until the 2012 annual meeting of stockholders are Arthur G. Altschul, Jr. and Philip S. Schein, M.D. Directors continuing in office until the 2013 annual meeting of stockholders are Michael A. Pietrangelo, Lottie H. Shackelford and Jonah Shacknai.
     (2) Ratified the selection of Ernst & Young LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2011, with voting results as follows:

For	Against	Abstain	Broker Non-Votes
54,569,565	1,192,757	19,602	0

     (3) Approved, on an advisory basis, a resolution on the compensation of the Company’s named executive officers, with voting results as follows:

For	Against	Abstain	Broker Non-Votes
39,669,721	10,728,180	159,044	5,224,979
     (4) Approved, on an advisory basis, every 1 Year as the frequency of an advisory vote on the compensation of the Company’s named executive officers, with voting results as follows:

3 Years	2 Years	1 Year	Abstain	Broker Non-Votes
14,520,976	179,292	35,701,309	155,368	5,224,979
     (5) Approved the Plan, which, in part, increases the number of shares of common stock reserved for issuance under the Plan by 1,000,000 shares, with voting results as follows:

For	Against	Abstain	Broker Non-Votes
45,242,818	5,131,365	182,762	5,224,979

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2011	By:	/s/ Seth L. Rodner
Seth L. Rodner
Senior Vice President, General Counsel and Corporate Secretary